Credit impairment charges and other provisions	12 Months Ended
Dec. 31, 2018
Credit impairment charges and other provisions
Credit impairment charges and other provisions

The notes included in this section focus on the results and performance of the Barclays Group. Information on the income generated, expenditure incurred, segmental performance, tax, earnings per share and dividends are included here. For further detail on performance, see income statement commentary within Financial review (unaudited) on page 00.

7 Credit impairment charges and other provisions

Accounting for the impairment of financial assets under IFRS 9 effective from 1 January 2018

Impairment

The Barclays Group is required to recognise expected credit losses (ECLs) based on unbiased forward-looking information for all financial assets at amortised cost, lease receivables, debt financial assets at fair value through other comprehensive income, loan commitments and financial guarantee contracts.

At the reporting date, an allowance (or provision for loan commitments and financial guarantees) is required for the 12 month (Stage 1) ECLs. If the credit risk has significantly increased since initial recognition (Stage 2), or if the financial instrument is credit impaired (Stage 3), an allowance (or provision) should be recognised for the lifetime ECLs.

The measurement of ECL is calculated using three main components: (i) probability of default (PD) (ii) loss given default (LGD) and (iii) the exposure at default (EAD).

The 12 month ECL is calculated by multiplying the 12 month PD, LGD and the EAD. The 12 month and lifetime PDs represent the PD occurring over the next 12 months and the remaining maturity of the instrument respectively. The EAD represents the expected balance at default, taking into account the repayment of principal and interest from the balance sheet date to the default event together with any expected drawdowns of committed facilities. The LGD represents expected losses on the EAD given the event of default, taking into account, among other attributes, the mitigating effect of collateral value at the time it is expected to be realised and the time value of money.

Determining a significant increase in credit risk since initial recognition:

The Barclays Group assesses when a significant increase in credit risk has occurred based on quantitative and qualitative assessments. The credit risk of an exposure is considered to have significantly increased when:

Quantitative test

The annualised lifetime PD has increased by more than an agreed threshold relative to the equivalent at origination.

PD deterioration thresholds are defined as percentage increases, and are set at an origination score band and segment level to ensure the test appropriately captures significant increases in credit risk at all risk levels. Generally, thresholds are inversely correlated to the origination PD, i.e. as the origination PD increases, the threshold value reduces.

The assessment of the point at which a PD increase is deemed ‘significant’, is based upon analysis of the portfolios’ risk profile against a common set of principles and performance metrics (consistent across both retail and wholesale businesses), incorporating expert credit judgement where appropriate.

Wholesale assets apply a 100% increase in PD and 0.2% PD floor to determine a significant increase in credit risk.

Retail assets apply bespoke relative increase and absolute PD thresholds based on product type and origination PD. Thresholds are subject to maximums defined by Barclays Group policy including absolute PD floor maximum of 0.3% and maximum relative PD increase of 400% (applied to strongest credit quality customers only). Retail assets typically apply minimum relative thresholds of 50-100%.

For existing/historical exposures where origination point scores or data are no longer available or do not represent a comparable estimate of lifetime PD, a proxy origination score is defined, based upon:

Back-population of the approved lifetime PD score either to origination date or, where this is not feasible, as far back as possible, (subject to a data start point no later than 1 January 2015); or

Use of available historical account performance data and other customer information, to derive a comparable ‘proxy’ estimation of origination PD.

Qualitative test

Relevant for accounts that meet the portfolio’s ‘high risk’ criteria and are subject to closer credit monitoring.

High risk customers may not be in arrears but either through an event or an observed behaviour exhibit credit distress. The definition and assessment of high risk includes as wide a range of information as reasonably available, such as industry and Group-wide customer level data, including but not limited to bureau scores and high consumer indebtedness index, wherever possible or relevant.

Whilst the high risk populations applied for IFRS 9 impairment purposes are aligned with risk management processes, they are also regularly reviewed and validated to ensure that they capture any incremental segments where there is evidence of credit deterioration.

Backstop criteria

Relevant for accounts that are more than 30 calendar days past due. The 30 days past due criteria is a backstop rather than a primary driver of moving exposures into Stage 2.

Exposures will move back to Stage 1 once they no longer meet the criteria for a significant increase in credit risk. This means that, at minimum: all payments must be up-to-date, the PD deterioration test is no longer met, the account is no longer classified as high risk, and the customer has evidenced an ability to maintain future payments.

Management overlays and other exceptions to model outputs are applied only if consistent with the objective of identifying significant increases in credit risk.

Forward-looking information

The measurement of ECL involves complexity and judgement, including estimation of PD, LGD, a range of unbiased future economic scenarios, estimation of expected lives (where contractual life is not appropriate), and estimation of EAD and assessing significant increases in credit risk.

Credit losses are the expected cash shortfalls from what is contractually due over the expected life of the financial instrument, discounted at the original effective interest rate (EIR). ECLs are the unbiased probability-weighted credit losses determined by evaluating a range of possible outcomes and considering future economic conditions. When there is a non-linear relationship between forward-looking economic scenarios and their associated credit losses, five forward-looking economic scenarios are considered to ensure a sufficient unbiased representative sample of the complete distribution is included in determining the expected loss. Stress testing methodologies are leveraged within forecasting economic scenarios.

The Barclays Group utilises an external consensus forecast as the baseline scenario. In addition, two adverse scenarios (Downside 1 and Downside 2) and two favourable scenarios (Upside 1and Upside 2) are derived, with associated probability weightings. The adverse scenarios are calibrated to a similar severity to internal stress tests, whilst also incorporating IFRS 9 specific sensitivities and non-linearity. Downside 2 is benchmarked to the Bank of England’s annual cyclical scenarios and to the most severe scenario from Moody’s inventory, but is not designed to be the same. The favourable scenarios are calibrated to be symmetric to the adverse scenarios, subject to a ceiling calibrated to relevant recent favourable benchmark scenarios. The scenarios include six core variables, (GDP, unemployment and House Price Index in both the UK and US markets), and expanded variables using statistical models based on historical correlations. These variables revert back to the mean in all five scenarios after a set time period. The probability weights of the scenarios are estimated such that the baseline (reflecting current consensus outlook) has the highest weight and the weights of adverse and favourable scenarios depend on the deviation from the baseline; the further from the baseline, the smaller the weight. A single set of five scenarios is used across all portfolios and all five weights are normalised to equate to 100%. The impacts across the portfolios are different because of the sensitivities of each of the portfolios to specific macroeconomic variables, for example, mortgages are highly sensitive to house prices and base rates, and credit cards and unsecured consumer loans are highly sensitive to unemployment.

Definition of default, credit impaired assets, write-offs, and interest income recognition

The definition of default for the purpose of determining ECLs, and for internal credit risk management purposes, has been aligned to the Regulatory Capital CRR Article 178 definition of default, to maintain a consistent approach with IFRS 9 and associated regulatory guidance. The Regulatory Capital CRR Article 178 definition of default considers indicators that the debtor is unlikely to pay, includes exposures in forbearance and is no later than when the exposure is more than 90 days past due or 180 days past due in the case of UK mortgages. When exposures are identified as credit impaired or purchased or originated as such interest income is calculated on the carrying value net of the impairment allowance.

Credit impaired is when the exposure has defaulted which is also anticipated to align to when an exposure is identified as individually impaired.

Uncollectible loans are written off against the related allowance for loan impairment on completion of the Barclays Group’s internal processes and when all reasonably expected recoverable amounts have been collected. Subsequent recoveries of amounts previously written off are credited to the income statement. The timing and extent of write-offs may involve some element of subjective judgement. Nevertheless, a write-off will often be prompted by a specific event, such as the inception of insolvency proceedings or other formal recovery action, which makes it possible to establish that some or the entire advance is beyond realistic prospect of recovery.

Loan modifications and renegotiations that are not credit-impaired

When modification of a loan agreement occurs as a result of commercial restructuring activity rather than due to the credit risk of the borrower, an assessment must be performed to determine whether the terms of the new agreement are substantially different from the terms of the existing agreement. This assessment considers both the change in cash flows arising from the modified terms as well as the change in overall instrument risk profile.

Where terms are substantially different, the existing loan will be derecognised and a new loan will be recognised at fair value.

Where terms are not substantially different, the loan carrying value will be adjusted to reflect the present value of modified cash flows discounted at the original EIR, with any resulting gain or loss recognised immediately within the income statement as a modification gain or loss.

Expected life

Lifetime ECLs must be measured over the expected life. This is restricted to the maximum contractual life and takes into account expected prepayment, extension, call and similar options. The exceptions are certain revolver financial instruments, such as credit cards and bank overdrafts, that include both a drawn and an undrawn component where the entity’s contractual ability to demand repayment and cancel the undrawn commitment does not limit the entity’s exposure to credit losses to the contractual notice period. For revolving facilities, expected life is analytically derived to reflect behavioural life of the asset, i.e. the full period over which the business expects to be exposed to credit risk. Behavioural life is typically based upon historical analysis of the average time to default, closure or withdrawal of facility. Where data is insufficient or analysis inconclusive, an additional ‘maturity factor’ may be incorporated to reflect the full estimated life of the exposures, based upon experienced judgement and/or peer analysis. Potential future modifications of contracts are not taken into account when determining the expected life or EAD until they occur.

Discounting

ECLs are discounted at the EIR at initial recognition or an approximation thereof and consistent with income recognition. For loan commitments the EIR is the rate that is expected to apply when the loan is drawn down and a financial asset is recognised. Issued financial guarantee contracts are discounted at the risk free rate. Lease receivables are discounted at the rate implicit in the lease. For variable/floating rate financial assets, the spot rate at the reporting date is used and projections of changes in the variable rate over the expected life are not made to estimate future interest cash flows or for discounting.

Modelling techniques

ECLs are calculated by multiplying three main components, being the PD, LGD and the EAD, discounted at the original EIR. The regulatory Basel Committee of Banking Supervisors (BCBS) ECL calculations are leveraged for IFRS 9 modelling but adjusted for key differences which include:

BCBS requires 12 month through the economic cycle losses whereas IFRS 9 requires 12 months or lifetime point in time losses based on conditions at the reporting date and multiple forecasts of the future economic conditions over the expected lives;

IFRS 9 models do not include certain conservative BCBS model floors and downturn assessments and require discounting to the reporting date at the original EIR rather than using the cost of capital to the date of default;

Management adjustments are made to modelled output to account for situations where known or expected risk factors and information have not been considered in the modelling process, for example forecast economic scenarios for uncertain political events; and

ECL is measured at the individual financial instrument level, however a collective approach where financial instruments with similar risk characteristics are grouped together, with apportionment to individual financial instruments, is used where effects can only be seen at a collective level, for example for forward-looking information.

For the IFRS 9 impairment assessment, Barclays Group’s risk models are used to determine the PD, LGD and EAD. For Stage 2 and 3, Barclays Group applies lifetime PDs but uses 12 month PDs for Stage 1. The ECL drivers of PD, EAD and LGD are modelled at an account level which considers vintage, among other credit factors. Also, the assessment of significant increase in credit risk is based on the initial lifetime PD curve, which accounts for the different credit risk underwritten over time.

Forbearance

A financial asset is subject to forbearance when it is modified due to the credit distress of the borrower. A modification made to the terms of an asset due to forbearance will typically be assessed as a non-substantial modification that does not result in derecognition of the original loan, except in circumstances where debt is exchanged for equity.

Both performing and non-performing forbearance assets are classified as Stage 3 except where it is established that the concession granted has not resulted in diminished financial obligation and that no other regulatory definitions of default criteria has been triggered, in which case the asset is classified as Stage 2. The minimum probationary period for non-performing forbearance is 12 months and for performing forbearance, 24 months. Hence, a minimum of 36 months is required for non-performing forbearance to move out of a forborne state.

No financial instrument in forbearance can transfer back to Stage 1 until all of the Stage 2 thresholds are no longer met and can only move out of Stage 3 when no longer credit impaired.

Accounting for the impairment of financial assets under IAS 39 for 2017 and 2016

Loans and other assets held at amortised cost

In accordance with IAS 39, the Barclays Group assesses at each balance sheet date whether there is objective evidence that loan assets will not be recovered in full and, wherever necessary, recognises an impairment loss in the income statement.

An impairment loss is recognised if there is objective evidence of impairment as a result of events that have occurred and these have adversely impacted the estimated future cash flows from the assets. These events include:

becoming aware of significant financial difficulty of the issuer or obligor a breach of contract, such as a default or delinquency in interest or principal payments the Barclays Group, for economic or legal reasons relating to the borrower’s financial difficulty, grants a concession that it would not otherwise consider it becomes probable that the borrower will enter bankruptcy or other financial reorganisation the disappearance of an active market for that financial asset because of financial difficulties observable data at a portfolio level indicating that there is a measurable decrease in the estimated future cash flows, although the decrease cannot yet be ascribed to individual financial assets in the portfolio – such as adverse changes in the payment status of borrowers in the portfolio or national or local economic conditions that correlate with defaults on the assets in the portfolio.

Impairment assessments are conducted individually for significant assets, which comprise all wholesale customer loans and larger retail business loans, and collectively for smaller loans and for portfolio level risks, such as country or sectoral risks. For the purposes of the assessment, loans with similar credit risk characteristics are grouped together – generally on the basis of their product type, industry, geographical location, collateral type, past due status and other factors relevant to the evaluation of expected future cash flows.

The impairment assessment includes estimating the expected future cash flows from the asset or the group of assets, which are then discounted using the original effective interest rate calculated for the asset. If this is lower than the carrying value of the asset or the portfolio, an impairment allowance is raised.

If, in a subsequent period, the amount of the impairment loss decreases, and the decrease can be related objectively to an event occurring after the impairment was recognised, the previously recognised impairment loss is reversed by adjusting the allowance account. The amount of the reversal is recognised in the income statement.

Following impairment, interest income continues to be recognised at the original effective interest rate on the restated carrying amount,

representing the unwind of the discount of the expected cash flows, including the principal due on non-accrual loans.

Uncollectable loans are written off against the related allowance for loan impairment on completion of the Barclays Group’s internal processes when all reasonably expected recoverable amounts have been collected. Subsequent recoveries of amounts previously written off are credited to the income statement.

Available for sale financial assets

Impairment of available for sale debt instruments

Debt instruments are assessed for impairment in the same way as loans. If impairment is deemed to have occurred, the cumulative decline in the fair value of the instrument that has previously been recognised in the available for sale reserve is removed from reserves and recognised in the income statement. This may be reversed if there is evidence that the circumstances of the issuer have improved.

Impairment of available for sale equity instruments

Where there has been a prolonged or significant decline in the fair value of an equity instrument below its acquisition cost, it is deemed to be impaired. The cumulative net loss that has been previously recognised directly in the available for sale reserve is removed from reserves and recognised in the income statement.

Increases in the fair value of equity instruments after impairment are recognised directly in other comprehensive income. Further declines in the fair value of equity instruments after impairment are recognised in the income statement.

Critical accounting estimates and judgements

IFRS 9 impairment involves several important areas of judgement, including estimating forward looking modelled parameters (PD, LGD and EAD), developing a range of unbiased future economic scenarios, estimating expected lives and assessing significant increases in credit risk, based on the Barclays Group’s experience of managing credit risk. The determination of expected life is most material for Barclays credit card portfolios which is obtained via behavioural life analysis. As a result, the expected life of credit card portfolios is currently set to 10 years to materially capture the risk of these facilities.

Within the retail and small businesses portfolios, which comprise large numbers of small homogenous assets with similar risk characteristics where credit scoring techniques are generally used, the impairment allowance is calculated using forward looking modelled parameters which are typically run at account level. There are many models in use, each tailored to a product, line of business or customer category. Judgement and knowledge is needed in selecting the statistical methods to use when the models are developed or revised. The impairment allowance reflected in the financial statements for these portfolios is therefore considered to be reasonable and supportable. The impairment charge reflected in the income statement for retail portfolios is £1,578m (2017: £2,095m; 2016: £2,053m) of the total impairment charge on loans and advances.

For individually significant assets in Stage 3, impairment allowances are calculated on an individual basis and all relevant considerations that have a bearing on the expected future cash flows across a range of economic scenarios are taken into account. These considerations can be subjective and can include the business prospects for the customer, the realisable value of collateral, the Barclays Group’s position relative to other claimants, the reliability of customer information and the likely cost and duration of the work-out process. The economic scenarios considered are the same as those used in the Barclays Group’s ECL models. The level of the impairment allowance is the difference between the value of the discounted expected future cash flows (discounted at the loan’s original effective interest rate), and its carrying amount. Furthermore, judgements change with time as new information becomes available or as work-out strategies evolve, resulting in frequent revisions to the impairment allowance as individual decisions are taken. Changes in these estimates would result in a change in the allowances and have a direct impact on the impairment charge. The impairment charge reflected in the financial statements in relation to wholesale portfolios is a release of £(113)m (2017: £238m; 2016: £299m) of the total impairment charge on loans and advances. Further information on impairment allowances, impairment charges and related credit information is set out within the Risk review on page [00].

	2018			2017[a]			2016[a]
	Impairment charges	Recoveries[b]	Total	Impairment charges	Recoveries[b]	Total	Impairment charges	Recoveries[b]	Total
	£m	£m	£m	£m	£m	£m	£m	£m	£m
Loans and advances	1,785	(195)	1,590	2,654	(334)	2,320	2,708	(365)	2,343
Provision for undrawn contractually committed facilities and guarantees provided	(125)	-	(125)	13	-	13	9	-	9
Loans impairment	1,660	(195)	1,465	2,667	(334)	2,333	2,717	(365)	2,352
Cash collateral and settlement balances	(1)	-	(1)	-	-	-	-	-	-
Financial investments	-	-	-	3	-	3	21	-	21
Financial instruments at fair value through other comprehensive income	4	-	4	-	-	-	-	-	-
Credit impairment charges and other provisions	1,663	(195)	1,468	2,670	(334)	2,336	2,738	(365)	2,373

Notes

a The comparatives for 2017 and 2016 are presented on an IAS 39 basis.

b Cash recoveries of previously written off amounts.

The movement in gross exposures and impairment allowance for loans and advances at amortised cost table under IFRS9 is presented in the Credit risk section. The prior year comparative table for movement in allowance under IAS39 is presented below.

Movements in allowance for impairment by asset class
	At beginningof year	Acquisitionsanddisposals	Unwind ofdiscount	Exchangeand otheradjustments	Amountswritten off	Recoveries	Amountscharged toincomestatement	Balance at31 December
	£m	£m	£m	£m	£m	£m	£m	£m
2017
Home loans	467	-	(5)	(4)	(29)	-	29	458
Credit cards, unsecured and other retail lending	3,060	-	(43)	(223)	(2,042)	252	2,051	3,055
Corporate loans	1,093	(5)	-	(13)	(258)	82	240	1,139
Total impairment allowance	4,620	(5)	(48)	(240)	(2,329)	334	2,320	4,652

Write-offs subject to enforcement activity

The contractual amount outstanding on financial assets that were written off during the period ended 31 December 2018 and that are still subject to enforcement activity is £1,445m. This is lower than the write-offs presented in the movement in gross exposures and impairment allowance table due to post write-off recoveries.

Modification of financial assets

Financial assets with a loss allowance measured at an amount equal to lifetime ECL of £851m were subject to non-substantial modification during the period, with a resulting loss of £26m. The gross carrying amount at 31 December 2018 of financial assets for which the loss allowance has changed to a 12 month ECL during the year amounts to £114m.